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                                                                   EXHIBIT 10.32

(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                       FAIRCHILD SEMICONDUCTOR STOCK PLAN
                          DEFERRED STOCK UNIT AGREEMENT

PARTICIPANT: Robert Conrad          EMPLOYEE ID: D5496          GLOBAL ID: _____

DATE OF GRANT: September 1, 2003

NUMBER OF DEFERRED STOCK UNITS GRANTED: 15,000

THIS AGREEMENT, effective as of the Date of Grant set forth above, is between Fairchild Semiconductor International, Inc., a Delaware corporation (the
"Company", "we", "our" or "us") and the Participant named above ("you" or "yours"), pursuant to the provisions of the Fairchild Semiconductor Stock Plan
(the "Plan") with respect to the number of Deferred Stock Units ("Units") specified above. Capitalized terms used and not defined in this Agreement shall have the meanings given to them in the Plan. This Agreement consists of this document, any related Settlement Election Form, and the Plan.

You and the Company agree as follows:

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1. APPLICATION OF    This Agreement and your rights under this Agreement are
PLAN;                subject to all the terms and conditions of the Plan, as it
ADMINISTRATION       may be amended from time to time, as well as to such rules and regulations as the Committee may adopt. It is expressly understood that the Committee that administers the Plan is authorized to administer, construe and make all
                     determinations necessary or appropriate to the
                     administration of the Plan and this Agreement, all of which shall be binding upon you to the extent permitted by the
                     Plan. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

2. VESTING           The Units will vest (becoming "Vested Units") on the
                     following Vesting Dates if you are employed or in the
                     service of the Company or an Affiliate on those dates:

                                                              Percentage Vested
                                                              (including portion
                                                                that vested the
                     Vesting Date                               preceding year)
                     ------------                             ------------------
                     1st Anniversary of Grant Date.........           25%
                     2nd Anniversary of Grant Date.........           50%
                     3rd Anniversary of Grant Date.........           75%
                     4th Anniversary of Grant Date.........          100%

3. RIGHTS AS         You will not be entitled to any privileges of ownership of
STOCKHOLDER          the shares of Common Stock underlying your Units (the
                     "Shares") unless and until Shares are actually delivered to you under this Agreement.

4. DIVIDENDS         You will be credited with additional Deferred Stock Units
                     having a value equal to declared dividends, if any, with
                     record dates that occur prior to the settlement of any
                     Units as if such Units had been actual Shares, based on the
                     Fair Market Value of a Share on the applicable dividend
                     payment date. Any such additional Deferred Stock Units
                     shall be considered Units under this Agreement and shall
                     also be credited with additional Deferred Stock Units as
                     dividends, if any, are declared, and shall be subject to
                     the same restrictions and conditions as Units with respect to which they were credited. Notwithstanding the foregoing, no such additional Deferred Stock Units will be credited
                     with respect to any dividend in connection with which Units are adjusted pursuant to Section 3(c) of the Plan.

5. SETTLEMENT OF     (a)  Time of Settlement. Each Vested Unit will be settled
UNITS                     by the delivery of one Share to you or, in the event
                          of your death, to your designated beneficiary,
                          promptly following the date or dates (any such date,
                          the "Settlement Date") you have elected on the
                          attached Settlement Election Form. You may change the
                          Settlement Election Date one time only, and only to a
                          later date, as provided in the Settlement Election
                          Form.

                     (b) Termination Prior to Settlement Date. If your employment or service with the Company is terminated prior to any Settlement Date, your Units will be treated as specified in the Settlement Election Form.

                     (c)  Forfeiture of Unvested Units. All Units that are not
                          Vested Units at the time of termination will be forfeited effective as of the last Settlement Date to occur under this Agreement.

6. TRANSFERABILITY   Your Units are not transferable, whether voluntarily or
                     involuntarily, by operation of law or otherwise, except as provided in the Plan. Any assignment, pledge, transfer, or other disposition, voluntary or involuntary, of your Units made, or any attachment, execution, garnishment, or lien
                     issued against or placed upon the Units, other than as so
                     permitted, shall be void.
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7. TAXES             (a)  Social Security and Medicare Taxes. You may be subject to Social Security tax, and you will be subject to
                          Medicare tax on the date or dates your Units become
                          Vested Units under Section 2 above, based on the Fair
                          Market Value of the Shares underlying the Units that
                          vest. The Company will pay such taxes on your behalf,
                          including any income, Social Security and Medicare
                          taxes attributable to the Company's payment of such
                          taxes. Payments on your behalf will be reflected in
                          your compensation for federal, state and local income
                          tax purposes.

                     (b) Income Taxes. You will be subject to U.S. federal income tax on the Settlement Date, based on the Fair
                          Market Value of Shares received in settlement of Vested Units. YOU WILL BE SOLELY RESPONSIBLE FOR THE
                          PAYMENT OF ALL SUCH INCOME TAXES, AS WELL AS FOR ANY
                          OTHER STATE, LOCAL OR NON-U.S. TAXES THAT MAY BE
                          RELATED TO YOUR RECEIPT OF THE SHARES. Not later than
                          90 days before any scheduled Settlement Date, you must arrange with the Company for the timely payment of all withholding taxes the Company is obligated to collect from you and remit to U.S. and other applicable tax authorities.

8. MISCELLANEOUS     (a)  This Agreement shall not confer upon you any right to continue as an employee, or otherwise in the service
                          of, the Company or any Affiliate, nor shall this
                          Agreement interfere in any way with the Company's or
                          such Affiliate's right to terminate your employment or
                          service at any time.

                     (b) Without limiting the generality of Section 1 above, with the approval of the Board, and subject to the terms of the Plan, the Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Agreement without your consent.

                     (c) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.

                     (d) To the extent not preempted by U.S. federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

9. SIGNATURES        By the signatures below, the Participant and the authorized representative of the Company acknowledge agreement to this
                     Deferred Stock Unit Agreement as of the Grant Date
                     specified above.

                     PARTICIPANT:                   FAIRCHILD SEMICONDUCTOR
                                                    INTERNATIONAL, INC.


                     /s/ Robert Conrad              /s/ Kirk P. Pond
                     ----------------------------   ----------------------------
                     ROBERT CONRAD                  Kirk P. Pond
                                                    Chairman, President and CEO
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TO ACCEPT YOUR DSU GRANT:

     1.   Sign BOTH copies of this Deferred Stock Unit Agreement;

     2.   Sign the BOTH copies of the Settlement Election Form;

     3.   Retain one copy of each for your records;

     4.   Return one copy of each in the enclosed envelope to the Human
          Resources Service Center, Mail Stop 35-1D, 82 Running Hill Road, South
          Portland, ME 04106 USA.
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(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                       FAIRCHILD SEMICONDUCTOR STOCK PLAN
                  DEFERRED STOCK UNIT SETTLEMENT ELECTION FORM

This Settlement Election Form relates to the following grant of Deferred Stock
Units:

PARTICIPANT: Robert J Conrad       EMPLOYEE ID: D5496       GLOBAL ID:

DATE OF GRANT: September 1, 2003

NUMBER OF DEFERRED STOCK UNITS GRANTED: 15,000

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1. SETTLEMENT
ELECTION             CHECK ONLY ONE OPTION:

                     [ ] SPECIFIED DATE. Subject to Sections 2 and 3 below, I elect to have all Vested Units that I may hold under the Deferred Stock Unit Award Agreement to which this election relates settled by delivery of Shares to me on __________, which date is at least one year following the Grant Date of such Units. If the date specified occurs before the last scheduled Vesting
                           Date under this grant, then Units that vest after such specified date will be settled promptly following any such subsequent Vesting Date(s).

                     [X] VESTING DATES. Subject to Sections 2 and 3 below, I elect to have Vested Units that I may hold under the Deferred Stock Unit Award Agreement to which this election relates settled by delivery of Shares to me promptly following each date or dates on which vesting of Units occurs.

2. AUTOMATIC         I hereby acknowledge and agree that (a) if my employment is
SETTLEMENT UPON      terminated for any reason other than Cause, Death or
TERMINATION          Disability, any Vested Units will be settled on the first
                     anniversary of my termination date, (b) if my employment is terminated for Cause, all units will be immediately
                     forfeited, and (c) if my employment is terminated for Death or Disability, any Vested Units will be settled following
                     my termination date.

3. ONE-TIME CHANGE   I understand that, once, but only once, I can change my
OF ELECTION          election to a later (but not earlier) Settlement Date than
PERMITTED            indicated in Section 1 above by filing a new Settlement
                     Election Form with the Company at any time on or before the day (the "Change Deadline Day") that falls one year before the earliest Settlement Date that would occur based on my
                     election in Section 1. I understand that I cannot change my election after the Change Deadline Day, and that I cannot
                     change my election more than once. If the Change Deadline
                     Day falls on a day that is not a business day for the
                     Company, then the last day to change the election in
                     Section 1 will be the first business day following the
                     Change Deadline Day. Any new Settlement Election Form will revoke the previously filed Settlement Election Form,
                     except that, if any Settlement Date purportedly elected on the new form falls within one year after the Change
                     Deadline Day, then such new form will have no effect and
                     the previously elected Settlement Date shall continue to
                     apply.

4. SIGNATURE         PARTICIPANT:                   DATED AS OF:


                     /s/ Robert Conrad              September 1, 2003
                     ----------------------------
                     ROBERT CONRAD

TO ACCEPT YOUR DSU GRANT:

     1.   Sign BOTH copies of the Deferred Stock Unit Agreement;

     2.   Sign the BOTH copies of this Settlement Election Form;

     3.   Retain one copy of each for your records;

     4. Return one copy of each in the enclosed envelope to the Human Resources Service Center, Mail Stop 35-1D, 82 Running Hill Road, South Portland, ME 04106 USA.